Exhibit 99.2

AxoGen, Inc. Announces Upsizing and Pricing of Public Offering of Common Stock

ALACHUA, FL — May 9, 2018 — AxoGen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for peripheral nerves, announced today that it has priced an underwritten public offering of 3,000,000 shares of its common stock, which was upsized from the previously announced 2,000,000 shares, at a price of $41.00 per share, resulting in gross proceeds (before underwriting discounts and offering expenses) to the Company of approximately $123,000,000. In addition, AxoGen has granted the underwriters a 30-day option to purchase up to an aggregate of 450,000 shares of common stock at the same price. The offering is expected to close on or about May 11, 2018, subject to satisfaction of customary closing conditions.

AxoGen intends to use the net proceeds from the proposed offering for long term facility and capacity expansion and general corporate purposes.

Jefferies LLC and Leerink Partners LLC are acting as joint book-running managers for the offering. William Blair & Company, L.L.C and JMP Securities LLC are acting as co-managers.

The shares of common stock are being offered and sold pursuant to a shelf registration statement on Form S-3 that AxoGen filed with the Securities and Exchange Commission on May 7, 2018 and that became effective upon filing. A final prospectus supplement and the accompanying prospectuses related to the offering are being filed with the SEC and will be available at the SEC’s website located at www.sec.gov. When available, copies of the final prospectus supplement and the accompanying prospectuses relating to this offering may be obtained from Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by email at Prospectus_Department@Jefferies.com, or by telephone at 877-821-7388 and Leerink Partners LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, MA, 02110, by email at syndicate@leerink.com, or by telephone at (800) 808-7525, ext. 6132.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statements Concerning Forward-Looking Statements

This Press Release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or predictions of future conditions, events, or results based on various assumptions and management’s estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,”

“should,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding our assessment on our internal control over financial reporting, our growth, our 2018 guidance, product development, product potential, financial performance, sales growth, product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this release should be evaluated together with the many uncertainties that affect AxoGen’s business and its market, particularly those discussed in the risk factors and cautionary statements in AxoGen’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by law, AxoGen assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events, or otherwise.